Exhibit 99.1

Slide Presentation of Greater Bay Bancorp as of September 30, 2006

1 Greater Bay Bancorp Greater Bay Bancorp Investor Presentation November 2006

Greater Bay Bancorp
Greater Bay Bancorp
Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits, the strength of the local economy and the Company’s intent to adopt
SAB 108 as of December 31, 2006. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the local, national and international levels and increased competition among financial service providers on the Company’s results of operations and the quality of the Company’s earning assets; (2) government regulation, including
ABD’s receipt of requests for information from state insurance commissioners and subpoenas from state attorneys general related to the ongoing insurance industry-
wide investigations into contingent commissions and override payments; and (3)
the other risks set forth in the Company‘s reports filed with the Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2005. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Company Profile
As of September 30, 2006
Company Profile
As of September 30, 2006
$4.6 billion Core Loans
(1)
1.00% / 10.2% Q3 ROA / ROCE
$1.3 billion Market Capitalization
(3)
$734 million Common Equity
51.0 million Common Shares Outstanding
$0.32 Q3 Diluted EPS
$18.5 million Q3 Net Income
$4.1 billion Core Deposits
(2)
$7.3 billion Total Assets
(1) Excludes purchased whole loans
(2) Excludes brokered and wholesale institutional deposits
(3) As of November 6, 2006

Investment Rationale
Investment Rationale
Largest independent banking franchise in Northern
California operating in lucrative San Francisco Bay
Area regional market.
– Proven record of organic growth.
– Established track record as acquirer of choice.
Diversified provider of financial services in three
distinct business areas.
– Mitigates geographic and sector-specific
concentrations.
– Balanced spread and fee revenue mix.

Investment Rationale
Investment Rationale
Strong financial fundamentals and sound credit metrics.
Experienced and proven executive management team.
Leading to long-term record of superior shareholder return.

6 An Exceptional Regional Market An Exceptional Regional Market

7 Greater San Francisco Bay Area Greater San Francisco Bay Area

Greater San Francisco Bay Area Profile
Greater San Francisco Bay Area Profile
Recognized global leadership in technological innovation,
advancement, and growth.
– Unmatched concentration of venture capital funding
and investment.
– Entrepreneurial spirit and results-oriented ethic.
Highest levels of worker productivity and per capita
income in the nation.
Highest level of workforce education in the nation.
Exceptionally strong international trade position.

Diversified Financial Services Provider
Diversified Financial Services Provider
Greater Bay Bancorp
Community Banking
Loans of $3.0 billion
Core deposits of $4.1
billion
8 distinct community bank
brands
41 offices
Relationship based
Centralized operations,
international and cash
management support
Bay Area in scope
Assets of $1.7 billion
Commercial finance to
health care businesses
Small ticket leasing
Factoring and asset
based lending
SBA lending
National in scope
Annual premiums of
$2.2 billion
2005 revenues of $154
million
Offering P&C and D&O,
employee benefits, risk
management services
No underwriting risk
Western U.S. in scope
Specialty Finance
Insurance Brokerage

10 Community Banking Community Banking

Community Banking Business
Community Banking Business
Operating 8 separate banking identities under single
consolidated charter – 41 office locations throughout the
Greater Bay Area.
Common data processing platform, credit policies and
operating procedures – served and supported by single
administrative staff.
Relationship focused:
– Loans: Commercial ($500M-5MM), CRE ($1-10MM),
and construction ($1-10MM).
– Deposits: Full suite of business and personal products.
– Local people in local markets making local decisions
based upon local knowledge.

12 Community Banking Footprint Community Banking Footprint

13 Client-Centric Banking Model Client-Centric Banking Model Install Sell Service Craft Locate and Diagnose 1 5 4 2 3 Client Link and Build 6 Relationship Management Business Development

Business Development Group Initiatives
Business Development Group Initiatives
Proven executive hired in Q4 2005 to build & manage
team.
16 proven BDOs recruited to date.
– Top performers from two major local competitors.
– Virtually all BDOs from large banks.
– Targeted to grow to 17 by year-end.
Each BDO expected to generate $20MM in annual
loan/line commitments and related deposit business.
– Commercial and owner-occupied CRE in nature.
– Target size of $1-6 MM per commitment.

Core Deposit Balances
(1)
$4.43
$4.56
$4.81
$4.56
$4.47
$4.25
$4.10
$0
$2
$4
$6
2002 2003 2004 2005 Q1 '06 Q2 '06 Q3 '06
($ in Billions)
(1) Core deposits exclude brokered and wholesale institutional deposits.

Core Deposit Pricing
Core Deposit Pricing
0%
1%
2%
3%
4%
5%
6%
Dec
'03
Dec
'04
Dec
'05
Sept
'06
Interest Bearing Core Deposit Cost LIBOR
Core deposits exclude brokered and wholesale institutional deposits.

(1) Core deposits exclude brokered and wholesale institutional deposits.
By Region By Type
Demand
24%
MMDAs
36%
Time
Deposits
>$100
10%
Other Time
Deposits
3%
Savings &
NOW
27%
San Mateo
29%
Contra
Costa
15%
Sonoma
4%
Santa Clara
35%
Santa Cruz
& Monterey
6%
Alameda
4%
Marin
2%
San
Francisco
5%
Community Banking Core Deposits
(1)
September 30, 2006

18 Specialty Finance Specialty Finance

Specialty Finance Business
Specialty Finance Business
Collection of discrete businesses focused on acquisition
and servicing/sale of value-based assets where execution,
efficiency, standardization, and productivity are essential to optimizing profitability.
Transaction rather than relationship-based.
– Relationships essentially limited to intermediaries who
source the business (dealers, distributors, etc.).
Mandate to compete at high end of credit quality spectrum.
– No deviation from target borrower – very disciplined.
Intense focus on perpetual growth of credit risk knowledge
and on automation-based underwriting as core strategic
elements.

Professional dental
and veterinary term
commercial financing
National in scope
Matsco
Total Loans $947 million
(1)
Small-ticket leasing
National in scope
Greater Bay Capital
Operating Leases $52 million
Finance Leases $231 million
Factoring and asset-
based lending
National in scope
Greater Bay
Business Funding
Total Loans $90 million
(1)
504 and 7(A) business
sourced direct and via
community banks
Regional in scope
SBA
Lending
Total Loans $273 million
(1)
Specialty Finance
Group
(1)  Total loans, gross of deferred costs and fees.

Specialty Finance Group
Loan Portfolio Composition
September 30, 2006
Specialty Finance Group
Loan Portfolio Composition
September 30, 2006
Matsco
(1)
59%
Greater Bay
Capital
(2)
14%
SBA Lending
(1)
17%
Other
(1)
4%
Greater Bay
Business Funding
(1)
6%
Total Assets:       $1.7 billion
(1) Total loans, gross of deferred costs and fees.
(2) Excludes operating lease totals of $52 million at 09/30/06.

22 Consolidated Loan Portfolio Profile Consolidated Loan Portfolio Profile

Core Loan Portfolio Composition
Combined Community Banking and Specialty Finance
(1)
($ in Billions)
$-
$1
$2
$3
$4
$5
2001 2002 2003 2004 2005 Q3 2006
Commercial-Term RE Construction and Land
Commercial - Community Banking Commercial-Specialty Finance
SNC/Residential/All Other
$4.51                  $4.81                  $4.54            $4.45                  $4.49                 $4.61
14%
13%
26%
16%
31%
11%
17%
24%
15%
33%
10%
19%
23%
12%
36%
9%
23%
22%
11%
35%
9%
26%
20%
14%
31%
8%
27%
19%
16%
30%
(1)  Total Loans, gross of deferred costs and fees.

-400
-200
0
200
400
Dec-03 Dec-04 Dec-05 Sep-06
Commercial - Term RE Construction and Land
Commercial - Community Banking Commercial - Specialty Finance
Total Loans, gross of deferred costs and fees
Core Loan Portfolio Evolution
(Cumulative Change Since December 2003)
($ in Millions)

Term Commercial Real Estate
Loan Composition
September 30, 2006
Term Commercial Real Estate
Loan Composition
September 30, 2006
Retail
21%
Industrial
16%
Other
15%
Office
34%
Warehouse
6%
R&D
3%
Hotel/
Motel
5%
San Mateo
11%
Contra
Costa
8%
Marin
7%
San
Francisco
10%
Santa Cruz
6%
Sonoma
8%
Other
11%
Alameda
15%
Santa Clara
24%
By Type By County
Total - $1.4 Billion

26 Bay Area Office Market and Vacancy Trends Bay Area Office Market and Vacancy Trends $0 $2 $4 $6 1999 2000 2001 2002 2003 2004 2005 0% 5% 10% 15% 20% 25% Avg Rent Vacancy

Construction Loan Portfolio Composition
September 30,  2006
Construction Loan Portfolio Composition
September 30,  2006
By County
Santa Clara
32%
San
Francisco
12%
San Mateo
14%
Alameda
7%
Santa Cruz
5%
Contra
Costa
7%
Sonoma
3%
Marin
1%
Other
16%
Solano
3%
Owner
Occupied
4%
SFD
30%
Condo /
Townhome
40%
Apartments
7%
CRE
19%
By Type
Total - $586 Million
Excludes land loans of  $167,110 million.

65-70%
26%
< 60%
19%
70-75%
25%
60-65%
25%
75-80%
5%
By  LTV By Total Commitment Size
Total - $762 Million
1-4 Family/Condo Construction
Portfolio Commitments
September 30, 2006
$20-25MM
14%
Over
$25MM
22%
Under
$5MM
30%
$15-20MM
4%
$10-15MM
14%
$5-10MM
16%

29 Commercial Insurance Brokerage Commercial Insurance Brokerage

Commercial Insurance Services
Business
Commercial Insurance Services
Business
Acquired ABD Insurance and Financial Services in March
2002 – a highly-respected provider of commercial
insurance brokerage and risk management services.
14
th
largest brokerage firm in the nation.
Diversified property and casualty (65%) and employee
benefit (35%) revenue streams.
Key strengths in technology, biotech, wine, construction,
and agribusiness industry sectors.

Strategic focus on disciplined expansion (via organic
growth and acquisitions) into key western regional
markets.
– Leverage existing lines of business expertise – and to
develop enhanced “provider-of-choice” branding and
pricing positions.
– Successful expansion into Seattle (2003) and Nevada
(2005).
– Entered Oregon in 2006.
Commercial Insurance Services
Business

32 Bay Area Sacramento Reno Los Angeles/ Southern CA Seattle Additional Major Western Regional Markets ABD Insurance and Financial Services

33 ABD Geographic Distribution % of 2005 Revenue ABD Geographic Distribution % of 2005 Revenue Nevada Seattle Bay Area Southern CA/ Central Coast Sacramento 10% 10% 13% 17% 50%

ABD 2005 Revenue Distribution
By Size of Client Relationship *
($ in 000’s)
ABD 2005 Revenue Distribution
By Size of Client Relationship *
($ in 000’s)
$5-25
16%
$25-50
14%
Over
$750
2%
$500-750
4%
$250-500
14%
$50-100
21%
$100-250
29%
Property and Casualty
* Excludes relationships of less than $5,000
$5-25
15%
Over
$750
4%
$500-750
4%
$250-500
12%
$100-250
28%
$25-50
16%
$50-100
21%
Employee Benefits

35 Increased Non-Interest Revenue Contribution Increased Non-Interest Revenue Contribution 18% 13% 25% 12% 28% 12% 32% 12% 35% 12% 2002 2003 2004 2005 YTD '06 ABD Other Fee-Based 40% 31% 37% 44% 47%

36 Sound Credit Metrics Sound Credit Metrics

Credit Quality
Credit Quality
2.63%
2.70%
2.73%
1.73%
2.39%
1.48%
1.18%
0.58%
0.67%
0.08%
0.39%
0.24%
0.79%
0.91%
1.37%
0.99%
1.52%
0.64%
Allowance% Net charge-off % NPAs %
2001 2002 2003                      2004 200 YTD ‘06

Non-Performing Assets by Loan Type
Non-Performing Assets by Loan Type
$0
$25
$50
$75
$100
6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/06 9/30/06
CRE Const./Land Commercial Specialty Finance All Other
$42
$59
$44
$53
$88*
$73* $72*
* Includes single borrowing relationship representing $41.6MM at 6/30/05, $36.6MM at 9/30/05 and $36.8MM 12/31/05.
$33
$33
$30

39 Strong Financial Indicators Strong Financial Indicators

Solid Capital Base
September 30, 2006
Solid Capital Base
September 30, 2006
6.3%
6.8%
10.0%
9.0%
13.4%
12.2%
GBBK
GBBK Peer Group*
Tangible
Common %
Total
Common %
Total Risk-
Based Ratio
* Comparable bank holding companies with assets between $5-$11 billion.

Interest Rate Risk Profile
Interest Rate Risk Profile
Neutral risk positioning orientation.
– Basically matched across maturity spectrum.
– Balanced under 1-year gap, but note that assets
reset before liabilities.
Investment portfolio continues to be managed for
minimal credit and controlled convexity risk.
Deposit repricing lag, speed and balance behaviors
primary position uncertainty.

42 Quality Management Quality Management

Experienced and Committed
Management Team
Experienced and Committed
Management Team
Franklin Templeton, KeyCorp Allen Gula Chief Information Officer
ABD, Minet, COMPRO Dan R. Francis Insurance Brokerage
Wells Fargo Colleen M. Anderson Community Banking
Stanford University, Bank of
America, EurekaBank
Peggy Hiraoka Human Resources
Wells Fargo, ATT Capital Keith Wilton Specialty Finance
Cal Fed, OTS Kenneth Shannon Chief Risk Officer
Bank of America James S. Westfall Chief Financial Officer
Wells Fargo, Bank of America,
EurekaBank
Byron A. Scordelis Chief Executive Officer
Experience Name Officer

2006 Accomplishments of Note
2006 Accomplishments of Note
Continuation of solid and quality growth realized in specialty finance and commercial insurance brokerage businesses.
– Integration of insurance acquisition successfully
completed.
– Sustained brisk expansion of MATSCO and GBC
franchises.
Repositioning of community bank asset portfolio proceeding
in concert with stated objectives.
– Balanced migration from CRE to construction.
– BDO initiative established and growing.
Key risk and control metrics favorably reflect devotion of
focus and resources.
– Credit quality trends sustainably strengthening.
– SOX compliance efforts consistent with control-based
ethic.

Recent Developments
Community Bank
Recent Developments
Community Bank
Reduced number of bank brands from twelve to eight.
– Strategic positioning around “natural” regional
community banking economic markets.
– Including coalescence of four previously unfocused
identities in the Santa Clara Valley around single new
regional brand.
De novo banking and loan production offices
– Santa Rosa – opened August 2006
– Oakland – expected opening November 2006
– Livermore – expected opening April 2007

46 Focus on the Future Focus on the Future

Key Objectives
Key Objectives
Drive top-line revenue growth.
– Loan and deposit growth in targeted product types and
client profiles.
•
Emphasis on building C&I, construction, and
specialty finance lending.
•
Focus on deposit franchise growth through
expanded banking clientele relationships and
service quality differentiation.
– Maintain pricing and credit underwriting disciplines
– Continued insurance brokerage franchise development.
Increase operating cost efficiency
– Rationalize responsibilities and structures.
– Streamlining administrative processes.

48 Focus on Shareholder Value Focus on Shareholder Value

49 GBBK Share Price Performance 0% 200% 400% 600% 800% GBBK S&P Bank Index S&P 500 Nasdaq Bank Index

Appendix – Custom Peer Group
Appendix – Custom Peer Group
Provident Bankshares Corp.
Republic Bancorp Inc.
Santander Bancorp
Sterling Financial Corp.
Susquehanna Bancshares, Inc.
SVB Financial Group
Texas Regional Bancshares, Inc.
Trustmark Corp.
UCBH Holdings, Inc.
UMB Financial Corp.
Westamerica Bancorporation
Whitney Holding Corp.
AMCORE Financial, Inc.
Bank of Hawaii Corp.
Cathay General Bancorp
Central Pacific Financial Corp.
Chittenden Corporation
Citizens Banking Corp.
CVB Financial Corp.
First Commonwealth Financial Corp.
First Midwest Bancorp, Inc.
First Republic Bank
FirstMerit Corp.
Old National Bancorp
Pacific Capital Bancorp